Exhibit 10.18(G)

Execution Version

AMENDMENT NO. 1 TO LICENSE AGREEMENT

This Amendment No. 1 to License Agreement (“Amendment”) is entered into and effective as of October 10, 2010 (“Amendment Effective Date”) by and between Yahoo! Inc., a Delaware corporation (“Yahoo!”), and Microsoft Corporation, a Washington corporation (“Microsoft”).

A. Yahoo! and Microsoft have entered into that certain Search and Advertising Services and Sales Agreement dated December 4, 2009 (the “Search Agreement”) pursuant to which Microsoft is to provide to Yahoo! certain search services and monetization services and that certain License Agreement dated December 4, 2009 (the “License Agreement” and, as amended by this Amendment, the “Amended License Agreement”) pursuant to which the parties have granted and received certain licenses (or options with respect to licenses).

B. The parties now wish to amend the License Agreement to provide for the possibility of each party granting to the other party certain additional, nonexclusive licenses of software, documentation, specifications and other technology.

C. The parties also wish, pursuant to Section 11.2 of the Search Agreement, to memorialize their respective rights and obligations with respect to certain ancillary materials that may be exchanged in connection with the Search Agreement.

THEREFORE, the parties hereby agree as follows:

Section 1

DEFINITIONS

The following capitalized terms shall have the following meanings. Capitalized terms used and not otherwise defined in this Amendment have the meanings ascribed to them in the License Agreement or, if not defined therein, in the Search Agreement.

1.1 “Developing Party” means, with respect to any Scheduled Ancillary Materials to be provided hereunder, the party that receives such Scheduled Ancillary Materials from the other party.

1.2 “Identified Solely-Owned Software” means, with respect to any Scheduled Ancillary Materials, the Solely-Owned Software of the Developing Party for which such Scheduled Ancillary Materials are provided as set forth in the applicable Supplemental Technology Schedule.

1.3 “Identified Solely-Owned Software as Modified” means any modified version of the Identified Solely-Owned Software if and to the extent made pursuant to and in accordance with the license and other terms of the Amended License Agreement (including, e.g., any

1	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

modifications made to such Identified Solely-Owned Software using the Scheduled Ancillary Materials, and any portions of the Scheduled Ancillary Materials as incorporated into such Identified Solely-Owned Software, if and to the extent authorized by the Amended License Agreement).

1.4 “MS Licensed Supplemental Non-Patent IPR” means the copyrights and trade secrets embodied in and specific to the MS Supplemental Technology to the extent owned or otherwise licensable by Microsoft or its Subsidiaries.

1.5 “MS Supplemental Technology” means the software, documentation, specifications and other technology listed in a Supplemental Technology Schedule to the extent owned or licensable by Microsoft or its Subsidiaries. MS Supplemental Technology also includes any Scheduled Ancillary Materials provided by Microsoft to Yahoo!.

1.6 “MS Supplemental Technology License” has the meaning set forth in Section 2.1(b).

1.7 “Providing Party” means, with respect to any Scheduled Ancillary Materials to be provided hereunder, the party that provides such Scheduled Ancillary Materials to the other party.

1.8 “Schedule Effective Date” means, with respect to each Supplemental Technology Schedule, the effective date of such Supplemental Technology Schedule as set forth therein or, if an effective date is not specified, then the date upon which the Supplemental Technology Schedule is signed by the party to sign last.

1.9 “Scheduled Ancillary Materials” means any Supplemental Technology that is designated as Ancillary Materials in the applicable Supplemental Technology Schedule.

1.10 “Supplemental Non-Patent IPR” means the MS Licensed Supplemental Non-Patent IPR or the Yahoo! Licensed Supplemental Non-Patent IPR, as applicable.

1.11 “Supplemental Technology” means the MS Supplemental Technology or the Yahoo! Supplemental Technology, as applicable.

1.12 “Supplemental Technology Licenses” means the MS Supplemental Technology License and the Yahoo! Supplemental Technology License.

1.13 “Supplemental Technology Schedule” means a schedule that (i) is substantially in the form of Exhibit A (or such other form as the parties expressly agree in writing shall constitute a Supplemental Technology Schedule for purposes of the Amended License Agreement), (ii) describes certain Supplemental Technology to be provided under the Amended License Agreement and the terms and conditions in addition to those set forth in the Amended License Agreement, if any, under which such Supplemental Technology is provided, and (iii) is agreed upon and executed by an authorized representative of each party.

2	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

1.14 “Technology License-Related Terms” means the License-Related Terms set forth in the License Agreement as and to the extent applicable to the Technology.

1.15 “Unscheduled Ancillary Materials” means any Ancillary Materials that are not Scheduled Ancillary Materials.

1.16 “Yahoo! Licensed Supplemental Non-Patent IPR” means the copyrights and trade secrets embodied in and specific to the Yahoo! Supplemental Technology to the extent owned or otherwise licensable by Yahoo! or its Subsidiaries.

1.17 “Yahoo! Supplemental Technology” means the software, documentation, specifications and other technology listed in a Supplemental Technology Schedule to the extent owned or licensable by Yahoo! or its Subsidiaries. Yahoo! Supplemental Technology also includes any Scheduled Ancillary Materials provided by Yahoo! to Microsoft.

1.18 “Yahoo! Supplemental Technology License” has the meaning set forth in Section 2.1(a).

Section 2

SUPPLEMENTAL LICENSES

2.1 Supplemental Technology Licenses

(a) License to Microsoft. Subject to the Technology License-Related Terms, and except as otherwise provided in the applicable Supplemental Technology Schedule, Yahoo! hereby grants to Microsoft a non-exclusive license under the Yahoo! Licensed Supplemental Non-Patent IPR to Exploit the Yahoo! Supplemental Technology and derivative works thereof solely in connection with providing services in the Field of Use and any Expanded Field of Use (the “Yahoo! Supplemental Technology License”). The Yahoo! Supplemental Technology License shall, except as otherwise provided in the applicable Supplemental Technology Schedule, (1) be effective as to any Yahoo! Supplemental Technology on the later of the Schedule Effective Date or the delivery of such Yahoo! Supplemental Technology to Microsoft under the Amended License Agreement, (2) be [*]. The Yahoo! Supplemental Technology License shall also be subject to other terms and conditions, if any, set forth in the applicable Supplemental Technology Schedule, including, without limitations, any limitations on Exploitation and requirements for payment. The Yahoo! Supplemental Technology License shall not apply to any Ancillary Materials provided by Yahoo! to Microsoft (which, if Scheduled Ancillary Materials, shall instead be subject to Section 2.2).

(b) License to Yahoo!. Subject to the Technology License-Related Terms, and except as otherwise provided in the applicable Supplemental Technology Schedule, Microsoft hereby grants to Yahoo! a non-exclusive license under the MS Licensed Supplemental Non-Patent IPR to Exploit the MS Supplemental Technology and derivative works thereof solely in connection with (i) utilizing services provided by Microsoft under the Search Agreement, (ii) providing services to third parties in the Field of Use and Expanded Field of Use, and/or

3	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

(iii) sales and marketing of advertising (the “MS Supplemental Technology License”). The MS Supplemental Technology License shall, except as otherwise provided in the applicable Supplemental Technology Schedule, (1) be effective as to any MS Supplemental Technology on the later of the Schedule Effective Date or the delivery of such MS Supplemental Technology to Yahoo! under the Amended License Agreement, (2) be [*], and (3) [*]. The MS Supplemental Technology License shall also be subject to other terms and conditions, if any, set forth in the applicable Supplemental Technology Schedule, including, without limitations, any limitations on Exploitation and requirements for payment. The MS Supplemental Technology License shall not apply to any Ancillary Materials provided by Microsoft to Yahoo! (which, if Scheduled Ancillary Materials, shall instead be subject to Section 2.2).

2.2 Scheduled Ancillary Materials. This Section 2.2, rather than Section 2.1, applies with respect to any Scheduled Ancillary Materials provided by the Providing Party to the Developing Party. Subject to the Technology License-Related Terms, the Providing Party hereby grants to the Developing Party a nonexclusive license, under the Providing Party’s Supplemental Non-Patent IPR, to use any Scheduled Ancillary Materials provided by the Providing Party to the Developing Party (i) with the Identified Solely-Owned Software and/or (ii) to modify the Identified Solely-Owned Software, in each case unless otherwise provided in the applicable Supplemental Technology Schedule. Except as otherwise set forth in the applicable Supplemental Technology Schedule, the license shall be [*] and shall include the right to reproduce the Scheduled Ancillary Materials as reasonably necessary for the uses permitted by this Section 2.2 and the applicable Supplemental Technology Schedule. In addition, if and to the extent set forth in the applicable Supplemental Technology Schedule, the license shall include the right to modify the Scheduled Ancillary Materials and to incorporate the Scheduled Ancillary Materials in the Identified Solely-Owned Software. Except as otherwise set forth in the applicable Supplemental Technology Attachment, such use, incorporation or modification as permitted by this Section 2.2 [*]. For avoidance of doubt, except as otherwise set forth in the applicable Supplemental Technology Schedule, the licenses granted in this Amendment with respect to Scheduled Ancillary Materials do not permit the Developing Party to (and the Developing Party shall not (and shall not authorize any third party to), except as may be otherwise permitted under the Search Agreement or the Amended License Agreement), use or otherwise Exploit the Scheduled Ancillary Materials of the Providing Party on a standalone basis or for modification of or incorporation into any software or other materials of the Developing Party other than the Identified Solely-Owned Software. The licenses granted to each Developing Party with respect to any Scheduled Ancillary Materials pursuant to this Section 2.2 are referred to herein as, respectively, the “Yahoo! Ancillary Materials License” (with respect to Scheduled Ancillary Materials provided by Yahoo!) and the “MS Ancillary Materials License” (with respect to Scheduled Ancillary Materials provided by MS).

2.3 License Terms. The Yahoo! Supplemental Technology License and Yahoo! Ancillary Materials License on the one hand, and the MS Supplemental Technology License and MS Ancillary Materials License on the other hand, are subject to the same terms and conditions as, respectively, the Yahoo! Technology License and MS Technology License as set forth in the License Agreement (to the same extent as if the Supplemental Technology of each party constituted, as applicable, Yahoo! Technology or MS Technology); and, without limitation of the generality of the foregoing, (a) references in the License Agreement to the Yahoo! Technology

4	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

and Yahoo! Technology License shall include and refer to the Yahoo! Supplemental Technology and Yahoo! Supplemental Technology License (or, as applicable, the Yahoo! Ancillary Materials License), respectively, and (b) references in the License Agreement to the MS Technology and MS Technology License shall include and refer to the MS Supplemental Technology and MS Supplemental Technology License (or, as applicable the MS Ancillary Materials License), respectively; except that [*].

2.4 Reservation of Rights; No Implied Licenses. Without limitation of the generality of Section 2.3 above (or the reservations of rights and disclaimers of implied licenses already set forth in the License Agreement), no patent license or other patent rights (or authorization under any Patents) are granted to Microsoft or Yahoo! under this Amendment. The Yahoo! Supplemental Technology License and Yahoo! Ancillary Materials License, on the one hand, and the MS Supplemental Technology License and MS Ancillary Materials License, on the other hand, apply only to, respectively, the Yahoo! Licensed Supplemental Non-Patent IPR and MS Licensed Supplemental Non-Patent IPR, and expressly exclude any license or other rights under any Patents (whether by implication, estoppel or otherwise). Subject only to the specific licenses granted in this Amendment and the applicable provisions of Section 6 (Confidentiality) of the License Agreement, Yahoo! expressly reserves all rights with respect to the Yahoo! Supplemental Technology (including Scheduled Ancillary Materials provided by Yahoo!) and any Unscheduled Ancillary Materials provided by Yahoo!, and Microsoft expressly reserves all rights with respect to the MS Supplemental Technology (including Scheduled Ancillary Materials provided by Microsoft) and any Unscheduled Ancillary Materials provided by Microsoft, and no other licenses shall be implied. The parties acknowledge and agree that they have negotiated for the above exclusions, that the consideration and other terms and conditions hereof are based in part on such exclusions, and that such exclusions do not derogate from the licenses expressly granted hereunder, and the parties shall not make any assertion to the contrary.

Section 3

GENERAL

3.1 Applicable License Terms. Notwithstanding anything to the contrary in the License Agreement or this Amendment, if the applicable Supplemental Technology Schedule (or another writing entered into by the parties after the Amendment Effective Date in which the parties agree that software, documentation, specifications or other technology owned or licensable by Yahoo! or Microsoft will be included in the licenses granted under this Amendment) does not specify expressly that the applicable software, documentation, specifications or other technology is to be licensed on an exclusive basis, then such software, documentation, specifications or other technology will be deemed to be licensed on a non-exclusive basis. This Section 3.1 will apply regardless of whether the applicable Supplemental Technology Schedule or other writing identifies such software, documentation, specifications or other technology as “Technology,” “Supplemental Technology,” “Ancillary Materials,” or by some other name. However, nothing in this Section 3.1 will be interpreted or construed to amend Exhibit A of the License Agreement, to remove any software, documentation, specifications or other technology listed in Exhibit A of the License Agreement from the Yahoo! Technology that is licensed exclusively to Microsoft under Section 2.1(b) of the License

5	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

Agreement or to amend or supersede any other express written agreement between the parties that specifies certain software, documentation, specifications or other technology as software, documentation, specifications or other technology that Yahoo! licenses or will license exclusively to Microsoft in accordance with Section 2.1(b) of the License Agreement or the terms of such other agreement.

3.2 No Other Amendments; Entire Agreement. Except as expressly provided in this Amendment, the License Agreement remains in full force and effect. This Amendment together with the License Agreement, the Search Agreement and the Letter Agreement (to the extent specified in the License Agreement and the Search Agreement) constitutes the entire agreement with respect to the subject matter hereof. In the event of any conflict between this Amendment and the License Agreement, the Search Agreement or the Letter Agreement (or any ambiguity resulting from the relationship between such agreements), this Amendment shall prevail (and shall resolve any such ambiguity). The parties agree that this Amendment satisfies the requirement that the parties enter into an addendum with respect to Ancillary Materials as set forth in Section 11.2 of the Search Agreement.

IN WITNESS WHEREOF, the parties by their duly authorized representatives have executed this Amendment as of the date first above written.

YAHOO! INC.		MICROSOFT CORPORATION

By:	/s/ Mike Gupta	By:	/s/ Greg Nelson
	Signature		Signature

Name:	Mike Gupta	Name:	Greg Nelson
	Print or Type		Print or Type

Title:	SVP Finance	Title:	General Manager Search Alliance

6	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

Exhibit A

Supplemental Technology Schedule

Provider of Supplemental	☐	Microsoft
Technology	☐	Yahoo

Description of Technology

For Supplemental Technology	☐	Option 1: [*].
provided to Microsoft
(other than “Ancillary Materials”)
	☐	Option 2: [*]:
(leave blank if Option 2 not checked).

NOTE: Check either Option 1 or Option 2 (not both).

For Supplemental Technology	☐	Option 1: [*].
provided to Yahoo!
(other than “Ancillary Materials”)	☐	Option 2: Use limited only to the following:

(leave blank if Option 2 not checked).

NOTE: Check either Option 1 or Option 2 (not both).

License Term	☐	Perpetual
	☐	Limited Duration of
Additional Fee	☐	No Additional Fee
(if any)	☐	$

Is the Supplemental Technology	☐	Yes
“Ancillary Materials”?	☐	No

If the Supplemental Technology is	☐	N/A (Supplemental Technology is not Ancillary
Ancillary Materials, what is the		Materials)
associated “Identified Solely-Owned Software”?	☐	]

If the Supplemental Technology is	☐	Modification allowed
Ancillary Materials, may the	☐	Modification not allowed
receiving party modify and/or	☐	Reproduction allowed
reproduce the Ancillary Materials and/or incorporate the Ancillary	☐	Reproduction not allowed

7	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

Materials into its own Solely	☐	Incorporation allowed
Owned Software (in each case,	☐	Incorporation not allowed
subject to Sec. 2.2)?

Additional Conditions or License
Restrictions (scope, field of use, geographical, etc.) (if any).
Leave blank if none.

Providing party’s support or update obligations (if any).
Leave blank if none.

Microsoft Contact

Yahoo! Contact

This Schedule is agreed upon and executed by the parties’ duly authorized representatives as of             , 20     (“Schedule Effective Date”).

YAHOO! INC.		MICROSOFT CORPORATION

By:		By:
	Signature		Signature

Name:		Name:
	Print or Type		Print or Type

Title:		Title:

Date Signed:	Date Signed:

8	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.

Execution Version

YAHOO! [*] CONSENT

TO

ADDENDUM TO LICENSE AGREEMENT

Yahoo! [*], a company registered in [*] (“[*]”) and a Subsidiary of Yahoo! Inc. (“Yahoo!”), acknowledges that Yahoo! has entered into a Nonexclusive License and Ancillary Materials Amendment dated as of October 10, 2010 between Yahoo and Microsoft Corporation (“Amendment”). To the extent that [*], holds any rights with respect to the Yahoo! Supplemental Technology (as defined in the Amendment) (or any intellectual property therein), [*] hereby consents to [*].

YAHOO! [*]

By:	/s/ Jean-Christophe Conti
Signature

Name:	Jean-Christophe Conti
Print or Type

Title:

9	CONFIDENTIAL

[*] Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to omitted portions.